UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2021

ECHOSTAR CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-33807		26-1232727
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

100 INVERNESS TERRACE E.,	ENGLEWOOD,	COLORADO	80112
(Address of principal executive offices)			(Zip Code)

(303) 706-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	SATS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of EchoStar Corporation (“EchoStar”) held on April 29, 2021 (the “2021 Annual Meeting”), EchoStar’s shareholders approved an amendment (the “2021 Amendment”) to the EchoStar Corporation 2017 Non-Employee Director Stock Incentive Plan (the “2017 Director Plan”), which had previously been adopted by EchoStar’s Board of Directors subject to shareholder approval.

The following brief description of the 2021 Amendment is qualified in its entirety by reference to the complete text of the 2017 Director Plan and the 2021 Amendment. A copy of the 2017 Director Plan is filed as an appendix to EchoStar’s Definitive Proxy Statement on Schedule 14A, filed on March 23, 2017, and a copy of the 2021 Amendment is filed as Exhibit 10.1 hereto, and each is incorporated herein by reference. The material provisions of the 2021 Amendment are summarized on page 42 of the proxy statement for the 2021 Annual Meeting. The 2021 Amendment increases the number of shares of EchoStar common stock available for issuance under the 2017 Director Plan from 150,000 to 400,000.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the 2021 Annual Meeting:

1.Election of R. Stanton Dodge, Michael T. Dugan, Charles W. Ergen, Lisa W. Hershman, Pradman P. Kaul, C. Michael Schroeder, Jeffrey R. Tarr and William David Wade as directors to serve until the 2022 Annual Meeting of Shareholders or until their respective successors shall be duly elected and qualified;

2.Ratification of the appointment of KPMG LLP as EchoStar’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

3.Approval of the 2021 Amendment to the 2017 Director Plan.

The following are the final voting results for each of the items voted on at the 2021 Annual Meeting:

Proposal 1: Election of Directors:

	Votes
Nominee	For	Withheld	Broker Non-Votes
R. Stanton Dodge	494,718,808	14,885,794	4,721,534
Michael T. Dugan	496,570,112	13,034,490	4,721,534
Charles W. Ergen	495,791,799	13,812,803	4,721,534
Lisa W. Hershman	509,198,581	406,021	4,721,534
Pradman P. Kaul	495,711,656	13,892,946	4,721,534
C. Michael Schroeder	502,627,729	6,976,873	4,721,534
Jeffrey R. Tarr	507,251,687	2,352,915	4,721,534
William D. Wade	505,598,078	4,006,524	4,721,534

Proposal 2: Ratification of the appointment of KPMG LLP:

Votes
For	Against	Abstain
513,418,624	867,372	40,140

Proposal 3: Approval of the 2021 Amendment to the 2017 Director Plan:

Votes
For	Against	Abstain	Broker Non-Votes
484,724,660	20,177,111	4,702,831	4,721,534

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to EchoStar Corporation 2017 Non-Employee Director Stock Incentive Plan (incorporated by reference to EchoStar Corporation’s Definitive Proxy Statement on Schedule 14A, filed March 17, 2021, Commission File No. 001-33807).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

Date: April 30, 2021	By:	/s/ Dean A. Manson
Dean A. Manson
Executive Vice President, General Counsel and Secretary